UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 28, 2022
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InfuSystem Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-35020 (Commission File Number)	20-3341405 (I.R.S. Employer Identification Number)

3851 West Hamlin Road Rochester Hills, Michigan 48309
(Address of principal executive offices) (Zip Code)

(248) 291-1210
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $.0001 per share	INFU	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

On April 28, 2022, InfuSystem, Inc. (the “Company”) entered into a Master Services Agreement (the "MSA") with GE Precision Healthcare LLC (“GE”). Capitalized terms not otherwise defined in this summary have the meaning set forth in the MSA.

The MSA sets forth the terms under which the Company will provide Services and Deliverables to GE and GE’s affiliates on a non-exclusive basis, as will be specified from time to time through statements of work and purchase orders issued under the MSA. The parties entered into a statement of work in connection with entering into the MSA. The MSA does not contain a minimum commitment obligation or require GE to purchase any Services or Deliverables except as otherwise agreed to by the parties pursuant to a statement of work or purchase order.

Under the MSA, the Company will retain all Intellectual Property Rights in its pre-existing Materials created or developed prior to and outside of the MSA. Similarly, GE will continue to own all Materials it provides to the Company under the MSA or any statement of work or purchase order under the MSA. The MSA provides that GE grants to the Company a restricted, nonexclusive, revocable license during the term of the MSA to use GE’s Materials as necessary for the Company to provide the Services and Deliverables to GE. The MSA further provides that, subject to any rights in 3PM, OSM and the Company’s Materials, GE will be the exclusive owner of all Deliverables created pursuant to the MSA and all Intellectual Property Rights thereto.

Unless earlier terminated, the MSA will remain in effect until March 31, 2025. Either Party may terminate the MSA for any reason with sixty days’ prior written notice to the other party. In addition, either party may terminate the MSA if the other party breaches a material obligation under the MSA and fails to cure such breach within a given time period, or immediately if a party becomes insolvent. GE also has the right to terminate the MSA immediately upon a Change of Control of the Company, or if the Company or its personnel materially violate any applicable laws or GE’s policies.

A copy of the MSA is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.1.

Item 7.01 - Regulation FD Disclosure

On April 28, 2022, InfuSystem Holdings, Inc. issued a press release announcing the MSA. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 — “Regulation FD Disclosure” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1*	Master Services Agreement dated as of April 28, 2022 between InfuSystem, Inc. and GE Precision Healthcare LLC.
99.1	Press Release of InfuSystem Holdings, Inc. dated April 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*In accordance with Item 601(a)(5) of Regulation S-K, certain schedules (or similar attachments) to this exhibit have been omitted from this filing. The registrant hereby agrees to furnish to the Securities and Exchange Commission, upon request, a copy of any omitted schedule or attachment to this exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Barry Steele
Barry Steele
Chief Financial Officer

Dated: April 28, 2022